Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION

CASE NAME:	AUTOSEIS, INC. ET AL	PETITION DATE:	3/25/2014
CASE NUMBER:	14-20130

MONTHLY OPERATING REPORT SUMMARY FOR MONTH		December		YEAR	2014
(Amounts in '000s)
MONTH	3/25/14 TO 3/31/14	April	May	June	July	August	September	October	November	December	Total
REVENUES (MOR-6)	$ 2,832	$ 37,350	$ 23,761	$ 13,441	$ 24,574	$ 15,379	$ 9,041	$ 20,763	$ 12,411	$ 14,133	$ 173,686
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	(2,733)	(2,440)	(14,323)	(9,501)	(4,541)	(5,981)	(3,349)	(14,097)	(5,453)	63	(62,357)
NET INCOME (LOSS) (MOR-6)	(4,040)	(19,277)	(18,174)	(11,925)	(8,303)	(7,685)	(8,162)	(17,140)	(9,068)	(2,284)	(106,061)
PAYMENTS TO INSIDERS (MOR-9)	-	260	322	307	372	317	319	355	293	296	2,841
PAYMENTS TO PROFESSIONALS (MOR-9)	19	1,561	1,449	2,987	2,387	3,549	3,297	4,841	3,387	3,075	26,551
TOTAL DISBURSEMENTS (MOR-7 and Exhibit A) **	$ 5,565	$ 117,086	$ 24,061	$ 22,871	$ 26,241	$ 19,128	$ 19,997	$ 20,631	$ 17,147	$ 19,571	$ 292,298

**The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached**
***The original of this document must be filed with the United States Bankruptcy Court***
Yes / No
REQUIRED INSURANCE MAINTAINED			Are all accounts receivable being collected within terms?			No
AS OF SIGNATURE DATE		EXP.	Are all post-petition liabilities, including taxes, being paid within terms?			No
________________________________		DATE	Have any pre-petition liabilities been paid?			Yes
CASUALTY	YES (X) NO ( )	4/1/2015	If so, describe		Payments related to First Day Motions granted
LIABILITY	YES (X) NO ( )	4/1/2015	Are all funds received being deposited into DIP bank accounts (1)?			No
VEHICLE	YES (X) NO ( )	4/1/2015	Were any assets disposed of outside the normal course of business?			No
WORKER'S	YES (X) NO ( )	4/1/2015	If so, describe
OTHER	YES (X) NO ( )	4/1/2015	Are all U.S. Trustee Quarterly Fee Payments current?			Yes
			What is the status of your Plan of Reorganization?			Plan Filed

ATTORNEY NAME:	Omar Alaniz		I certify under penalty of perjury that the following complete
FIRM NAME:	Baker & Botts		Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	2001 Ross Avenue		MOR-9 plus attachments, is true and correct, to the best of my knowledge.

CITY, STATE, ZIP:	Dallas, TX 75201		SIGNED X	/s/ SEAN M. GORE	TITLE:	Senior Vice President - Chief Financial Officer
TELEPHONE/FAX:	214.953.6500/214.953.6503
			Sean M. Gore				1/27/2015
			(PRINT NAME OF SIGNATORY)				DATE

MOR-1
Note:
(1) Collections in certain foreign jurisdictions are received locally and used to make payroll for employees and vendors in those foreign jurisdictions

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

COMPARATIVE BALANCE SHEETS
(Amounts in '000s)
ASSETS	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	3/25/14 TO 3/31/14	April	May	June	July	August	September	October	November	December
CURRENT ASSETS
Cash - U.S. bank accounts	$ 24,465	$ 41,937	$ 37,561	$ 29,044	$ 17,461	$ 10,721	$ 17,788	$ 20,770	$ 19,020	$ 18,803
Cash - non-U.S. bank accounts	4,687	2,950	2,119	2,143	2,032	1,399	288	1,735	-89	1,576
Restricted cash	990	990	990	486	481	481	481	481	531	481
Trade Accounts Receivable, Net	20,428	17,099	15,699	11,320	13,264	22,548	10,825	6,434	10,395	9,254
Unbilled Accounts Receivable	19,335	27,876	28,989	29,508	31,653	21,810	14,430	12,433	11,467	7,152
Other Accounts Receivable	87	87	87	89	89	89	89	89	89	84
Inventory: Lower of Cost or Market	107	107	107	107	107	107	107	107	107	107
Prepaid Expenses	4,093	7,048	4,547	4,028	3,350	3,135	3,813	2,899	2,981	2,545
Investments	-	-	-	-	-	-	-	-	-	1
Mobilization costs, net	17,110	7,972	3,994	3,416	1,425	477	67	209	511	1,094
Other	266	266	15	15	15	15	15	15	15	15
TOTAL CURRENT ASSETS	91,568	106,331	94,107	80,157	69,878	60,782	47,903	45,172	45,027	41,112
PROPERTY, PLANT & EQUIP. @ COST	340,559	339,483	340,271	330,241	330,857	294,129	281,706	281,216	282,559	277,559
Less Accumulated Depreciation	267,128	269,710	272,209	261,304	263,824	227,813	217,718	218,285	220,091	217,528
NET BOOK VALUE OF PP & E	73,431	69,773	68,062	68,937	67,033	66,316	63,988	62,931	62,468	60,031
OTHER ASSETS
Tax Deposits	-	-	-	-	-	-	-	-	-	-
Investments in Subsidiaries	1	1	1	1	1	1	1	1	1	1
Electric Deposit	-	-	30	30	30	30	30	30	30	30
Investment in multi-client library, net	182,241	173,832	166,435	163,488	155,350	153,482	155,359	142,651	140,556	135,973
Intercompany receivable, net	69,366	78,860	83,529	84,972	87,919	95,094	94,885	96,091	90,335	93,621
Goodwill	10,967	10,967	10,967	10,967	10,967	10,967	10,967	10,967	10,967	10,967
Intangible assets	7,004	6,908	6,811	6,809	6,711	6,613	6,675	6,578	6,480	6,547
Debt issuance costs, net	8,940	8,571	8,168	7,762	7,352	6,938	6,520	6,099	5,673	5,244
Deposits and other	401	422	430	404	327	343	400	460	338	770
TOTAL ASSETS	$ 443,919	$ 455,666	$ 438,540	$ 423,527	$ 405,568	$ 400,567	$ 386,728	$ 370,980	$ 361,875	$ 354,296

<Note 1> The debtor cash balance above is broken out between U.S. bank accounts and non-U.S. bank accounts. The U.S. bank accounts contains the Citibank Argentina account as the funds are controlled by Houston. The U.S. bank account ties to the Ending Cash per Books on MOR8. MOR8 contains information for the current month for all U.S. bank accounts and is broken out into two categories, accounts where the funds are controlled by Houston Corporate office and other U.S. accounts. The Ending Cash per Books for the first subtotal (accounts where the funds are controlled by Houston Corporate office) on MOR8 ties to the Ending Cash per Books - End of Month on MOR7. MOR7 contains the activity for accounts where the funds are controlled by Houston Corporate office.

MOR-2

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

COMPARATIVE BALANCE SHEETS
(Amounts in '000s)
LIABILITIES & OWNER'S	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
EQUITY	3/25/14 TO 3/31/14	April	May	June	July	August	September	October	November	December
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	$ 32,785	$ 172,846	$ 178,018	$ 181,434	$ 175,476	$ 177,092	$ 174,110	$ 175,566	$ 175,058	$ 170,740
PRE-PETITION LIABILITIES
Secured Debt	86,498	4,386	4,081	3,776	3,468	3,160	2,849	2,537	2,204	1,909
Federal Income Tax	-	-	-	-	-	-	-	-	-	-
FICA/Withholding	583	-	-	-	-	-	-	-	-	-
Unsecured Debt	251,225	253,312	253,307	254,210	253,008	252,867	252,614	252,639	253,272	252,195
Deferred Revenue	23,367	6,311	2,295	-	-	-	-	-	-	-
VAT	2,330	2,595	2,595	2,595	-	-	-	-	-	-
Trade A/P	25,090	15,769	13,885	13,253	13,461	13,829	13,356	13,371	13,245	13,233
Accrued payroll liabilities	719	-	-	-	-	-	-	-	-	-
Accrued bond interest	10,080	10,514	10,514	10,514	10,514	10,514	10,514	10,514	10,514	10,514
Expense Accruals	10,495	3,108	2,833	3,726	3,641	4,127	4,118	4,047	4,011	3,367
Other	-	-	-	-	-	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	410,387	295,995	289,510	288,073	284,092	284,496	283,451	283,108	283,246	281,218
TOTAL LIABILITIES	443,172	468,841	467,528	$469,507	459,568	461,588	457,561	458,674	458,304	451,957
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	-	-	-	-	-	-	-	-	-	-
COMMON STOCK	500	500	500	500	500	500	500	500	500	500
ADDITIONAL PAID-IN CAPITAL	174,813	175,531	176,230	176,841	177,508	178,174	178,817	178,967	179,301	180,352
RETAINED EARNINGS: Filing Date	(170,526)	(165,889)	(164,227)	(169,904)	(170,289)	(170,290)	(172,582)	(172,453)	(172,454)	(172,454)
RETAINED EARNINGS: Post Filing Date	(4,040)	(23,317)	(41,491)	(53,416)	(61,719)	(69,406)	(77,568)	(94,708)	(103,776)	(106,060)
TOTAL OWNER'S EQUITY (NET WORTH)	747	(13,174)	(28,988)	(45,980)	(54,001)	(61,021)	(70,833)	(87,694)	(96,429)	(97,661)
TOTAL LIABILITIES & OWNERS EQUITY	$ 443,919	$ 455,666	$ 438,540	$ 423,527	$ 405,568	$ 400,567	$ 386,728	$ 370,980	$ 361,875	$ 354,296

MOR-3

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

SCHEDULE OF POST-PETITION LIABILITIES
(Amounts in '000s)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	3/25/14 TO 3/31/14	April	May	June	July	August	September	October	November	December
TRADE ACCOUNTS PAYABLE	$ 2,559	$ 3,097	$ 1,975	$ 4,235	$ 4,773	$ 6,712	$ 5,870	$ 7,828	$ 5,939	$ 5,738
TAX PAYABLE
Federal and State Payroll Taxes	389	942	941	873	858	852	846	835	835	869
Ad Valorem Taxes	173	184	184	336	336	336	483	483	484	483
Other Taxes	-	-	-	-	-	-	-	-	1
SECURED DEBT POST-PETITION	25,000	151,881	151,881	151,881	153,049	152,817	152,584	152,350	152,116	151,881
ACCRUED INTEREST PAYABLE	602	47	47	47	47	142	47	47	142	47
ACCRUED PROFESSIONAL FEES*	-	13	5,331	5,827	4,041	4,293	5,308	3,366	3,512	3,168
OTHER ACCRUED LIABILITIES
VAT	96	468	380	1,218	150	1,327	38	213	389	-69
Deferred Revenue	1,669	4,207	6,684	7,693	4,902	4,340	2,000	1,982	1,965	3,366
Accrued payroll liabilities	480	1,672	1,226	1,289	1,040	1,504	1,237	1,374	1,679	2,162
Expense Accruals	1,817	10,335	9,369	8,035	6,279	4,769	5,698	7,088	7,997	3,093

TOTAL POST-PETITION LIABILITIES (MOR-3)	$ 32,785	$ 172,846	$ 178,018	$ 181,434	$ 175,476	$ 177,092	$ 174,110	$ 175,566	$ 175,058	$ 170,740
*Payment requires Court Approval

MOR-4

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

AGING OF POST-PETITION LIABILITIES
MONTH December 2014
(Amounts in '000s)
DAYS	TOTAL	TRADE	FEDERAL AND STATE	AD VALOREM,
		ACCOUNTS	PAYROLL TAXES	OTHER TAXES	OTHER
0-30	$ 6,087	$ 4,735	$ 869	$ 483	$ -
31-60	622	622	-	-	-
61-90	377	377	-	-	-
91+	5	5	-	-	-
TOTAL	$ 7,090	$ 5,738	$ 869	$ 483	$ -

AGING OF ACCOUNTS RECEIVABLE
(Amounts in '000s)

MONTH
	March 2014	April 2014	May 2014	June 2014	July 2014	August 2014	September 2014	October 2014	November 2014	December 2014
0-30 DAYS	$ 15,625	$ 9,564	$ 9,837	$ 6,768	$ 9,935	$ 15,693		$ 2,650	$ 5,494	$ 7,252
31-60 DAYS	2,845	4,769	2,272	247	452	3,715	1,389	901	2,181	1,631
61-90 DAYS	118	624	1,750	868	168	939	67	235	438	(45)
91+ DAYS	1,840	2,143	1,840	3,437	2,709	2,201	1,863	2,648	2,282	416
TOTAL	$ 20,428	$ 17,099	$ 15,699	$ 11,320	$ 13,264	$ 22,548	$ 3,319	$ 6,434	$ 10,395	$ 9,254

MOR-5

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

STATEMENT OF INCOME (LOSS)
(Amounts in '000s)
	Per	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	Projection	3/25/14 TO 3/31/14	April	May	June	July	August	September	October	November	December	DATE
REVENUES (MOR-1)		$ 2,832	$ 37,350	$ 23,761	$ 13,441	$ 24,574	$ 15,379	$ 9,041	$ 20,763	$ 12,411	$ 14,133	$ 173,686
TOTAL COST OF REVENUES		3,378	23,982	18,698	10,182	10,094	11,002	7,723	7,415	7,026	4,624	104,124
GROSS PROFIT		(546)	13,368	5,064	3,259	14,480	4,377	1,318	13,348	5,385	9,509	69,562
OPERATING EXPENSES:										-	-
Selling & Marketing		110	3,961	2,461	1,145	4,445	2,631	146	5,876	2,660	379	23,814
General & Administrative		1,497	1,739	2,223	4,113	1,601	2,020	2,287	4,071	1,518	1,530	22,599
Insiders Compensation		-	260	322	307	372	317	319	355	293	296	2,841
Professional Fees		19	1,574	6,856	4,158	4,004	2,697	3,399	4,066	4,032	1,655	32,460
Other - (Gain) Loss on Fixed Asset Disposal		(243)	(134)	(17)	(525)	(17)	741	(3,005)	211	(25)	1,118	(1,896)
Other - Multi-Client Amortization		804	8,408	7,541	3,562	8,616	1,953	1,521	12,866	2,360	4,468	52,100
TOTAL OPERATING EXPENSES		2,187	15,808	19,387	12,760	19,021	10,359	4,667	27,445	10,838	9,446	131,918
INCOME BEFORE INT, DEPR/TAX (MOR-1)		(2,733)	(2,440)	(14,323)	(9,501)	(4,541)	(5,982)	(3,349)	(14,097)	(5,453)	63	(62,357)
INTEREST EXPENSE		223	1,311	1,932	1,971	1,939	1,925	1,870	1,924	1,816	1,830	16,742
DEPRECIATION		922	1,863	1,549	16	1,482	(263)	2,143	1,325	911	1,298	11,246
OTHER (INCOME) EXPENSE*		-	-	189	-	17	-	-	(189)	-	-	17
FOREIGN EXCHANGE (GAIN) LOSS		110	(373)	86	19	88	28	(58)	(84)	888	(781)	(77)
LOSS ON DEBT EXTINGUISHMENT		-	13,594	-	-	-	-	-	-	-	-	13,594
OTHER ITEMS**		-	-	-	-	-	-	-	-	-	-	-
TOTAL INT, DEPR & OTHER ITEMS		1,255	16,395	3,757	2,006	3,526	1,690	3,955	2,976	3,615	2,347	41,522
NET INCOME BEFORE TAXES		(3,988)	(18,835)	(18,080)	(11,507)	(8,067)	(7,672)	(7,304)	(17,073)	(9,068)	(2,284)	(103,879)
INCOME and OTHER TAXES		52	442	94	418	236	15	858	67	-	-	2,182
NET INCOME (LOSS) (MOR-1)		$ (4,040)	$ (19,277)	$ (18,174)	$ (11,925)	$ (8,303)	$ (7,687)	$ (8,162)	$ (17,140)	$ (9,068)	$ (2,284)	$ (106,061)
Accrual Accounting Required, Otherwise Footnote with Explanation.
* Footnote Mandatory.
* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

MOR-6

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

(Amounts in '000s)
CASH RECEIPTS AND	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
DISBURSEMENTS	3/25/14 TO 3/31/14	April	May	June	July	August	September	October	November	December	DATE
1. CASH-BEGINNING OF MONTH / PERIOD	$ 2,431	$ 23,451	$ 41,937	$ 36,830	$ 28,214	$ 16,743	$ 10,022	$ 17,188	$ 20,140	$ 18,256	$ 2,431
RECEIPTS:
2. CASH RECIEPTS FROM REGIONS	680	1,225	595	-	-	1,690	7,200	500	2,967	3,903	18,760
3. CASH RECEIPTS FROM CUSTOMERS	1,674	10,599	18,486	14,050	14,771	10,717	20,050	23,111	12,846	15,398	141,702
4. PROCEEDS FROM DIP FUNDING	24,232	123,019	-	-	-	-	-	-			147,251
5. SALE OF ASSETS	-	-	-	-	-	-	-	-			-
6. OTHER (attach list)	-	-	-	-	-	-	-	-			-
TOTAL RECEIPTS**	26,586	134,843	19,081	14,050	14,771	12,407	27,250	23,611	15,813	19,301	307,713
(Withdrawal) Contribution by Individual Debtor MFR-2*	-	-	-	-	-	-	-	-			-
DISBURSEMENTS:
7. CASH REQUESTS FROM REGIONS	3,175	2,687	7,506	7,378	11,925	4,340	3,088	3,358	3,098	3,742	50,297
8. PAYROLL, PER DIEM & BENEFITS	-	5,229	4,021	3,739	3,555	3,174	3,481	3,486	3,358	3,637	33,678
9. PAYROLL IOM (ISLE OF MAN)	-	890	877	974	1,097	1,140	1,200	1,211	1,220	1,124	9,733
10. ACCOUNTS PAYABLE (POST PETITION ONLY)	150	6,602	6,874	6,039	5,325	5,314	7,143	6,080	4,763	5,897	54,188
11. SENIOR DEBT INTEREST	2,222	-	-	-	-	-	-	-			2,222
12. INTEREST/FEES ON ADDITIONAL DEBT	-	431	1,419	1,466	1,466	1,372	1,513	1,466	1,324	1,560	12,017
13. BANKRUPTCY RELATED PAYMENTS (PRE PETITION ONLY) ***	-	6,820	1,280	287	15	4	40	-			8,445
14. INSURANCE PAYMENTS	-	1,040	635	-	472	236	236	236		236	3,091
15. TPG LOAN PAYMENT	-	91,881	-	-	-	-	-	-			91,881
16. OTHER (attach list)	-	-	-	-	-	-	-	-			-
TOTAL DISBURSEMENTS FROM OPERATIONS	5,547	115,580	22,611	19,883	23,855	15,579	16,700	15,837	13,763	16,196	265,551
17. DEBTOR PROFESSIONAL FEES	-	883	434	2,188	1,614	2,257	2,372	2,471	2,447	1,743	16,410
18. DIP LENDER PROFESSIONAL FEES	19	621	740	638	631	649	646	1,953	638	840	7,375
19. SENIOR LENDER PROFESSIONAL FEES	-	-	-	-	-	-	-	-			-
20. UNSECURED CREDITORS COMMITTEE PROFESSIONAL FEES	-	-	262	161	110	643	279	370	299	461	2,585
21. U.S. TRUSTEE FEES	-	2	13	-	31	-	-	-		31	77
22. OTHER REORGANIZATION EXPENSES (attach list)	-	-	-	-	-	-	-	-		300	300
TOTAL DISBURSEMENTS**	5,565	117,086	24,061	22,871	26,241	19,128	19,997	20,631	17,147	19,571	292,298
23. NET CASH FLOW	21,021	17,757	(4,979)	(8,821)	(11,471)	(6,721)	7,253	2,980	(1,334)	(270)	15,415
24. CASH - END OF MONTH	$ 23,451	$ 41,208	$ 36,957	$ 28,009	$ 16,743	$ 10,022	$ 17,274	$ 20,169	$ 18,806	$ 17,986	$ 17,846
24. ADJUSTMENTS RELATED TO OTHER PERIODS	-	157	(133)	106	-	-	(86)	(29)	(562)	(124)	(671)
25. UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD	-	572	14	99	-	-	-	-	10	-	695
26. UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD	-	-	(8)	-	-	-	-	-		-	(8)
27. ENDING CASH PER BOOKS - END OF MONTH (MOR-8)	$ 23,451	$ 41,937	$ 36,830	$ 28,214	$ 16,743	$ 10,022	$ 17,188	$ 20,140	$ 18,256	$ 17,862	$ 17,862

* Applies to Individual debtors only
**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
***Pre-petition Bankruptcy related payment include payments under Critical Vendor (including Logistics & 503(b)(9) claims), Foreign Vendors, & Wage motion relief related payments

[NOTE 1] Cash balance includes accounts where the funds are controlled by Houston Corporate office

[NOTE 2] Receipts and Disbursements include amounts received and sent from Houston Corporate Office

[NOTE 3] May ‘Cash Requests from Regions’ was understated by 53k and, accordingly, ‘Payroll, Per Diem & Benefits’ was overstated by 53k due to clerical error which incorrectly classified funds transferred to the U.S. Land account.

[NOTE 4] MOR 7 contains the activity for accounts where the funds are controlled by Houston Corporate office. The Ending Cash per Books - End of Month above ties to the Ending Cash per Books for the first subtotal (accounts where the funds are controlled by Houston Corporate office) on MOR8. MOR8 contains information for the current month for all U.S. bank accounts and is broken out into two categories, accounts where the funds are controlled by Houston Corporate office and other U.S. accounts. The total Ending Cash per Books on MOR8 ties to the Cash - U.S. bank accounts on MOR2. MOR2 shows the debtor cash balance and is broken out between U.S. bank accounts and non-U.S. bank accounts.

MOR-7

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 12/01/2014 - 12/31/2014

(Amounts in '000s)
BANK NAME		Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America
ACCOUNT NUMBER		488 031 266 121	488 031 266 134	488 031 266 147	488 031 266 150	488 031 266 163	488 032 919 590	488 031 266 176	488 035 058 966	488 038 382 972	488 038 414 688
ACCOUNT TYPE		Investment	Master	Depository	Operating	Operating	Operating	Operating	Operating	Operating	Operating
BANK BALANCE		$ -	$ 5,520	$ -	$ -	$ -	$ 222	$ -	$ -	$ 14	$ -
DEPOSITS IN TRANSIT		-		15,798	1,552						-
OUTSTANDING CHECKS		-				-				34
OTHER		0	-	15,798	1,552	401			(4)
ADJUSTED BANK BALANCE		$ (0)	$ 5,520	$ -	$ -	$ (401)	$ 222	$ -	$ 4	$ (20)	$ -
BEGINNING CASH - PER BOOKS		$ -	$ 8,537	$ (3)	$ 137	$ (346)	$ 222	$ -	$ 1	$ (40)	$ 42
RECEIPTS* (4)		-	-	15,398	-	-	-		-	-	-
TRANSFERS BETWEEN ACCOUNTS (4)		-	-				-	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS (5)		-	(2,995)	(15,795)	1,552	16,196	-	-	3	130	(42)
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)		-	-	-	-	(2,120)	-	-	-	-	-
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)		-	-	-	-	-	-	-	-	-	-
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)		-	-	-	-	-	-	-	-	-	-
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)		-	-	400	-	-	-	-	-	-	-
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2	-	-	-	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS* (5)		-	(21)	-	(1,565)	(14,130)	-	-	-	(110)	-
ADJUSTMENTS RELATED TO OTHER PERIODS		-	-		(124)	-			-	-
ENDING CASH - PER BOOKS		$ -	$ 5,520	$ -	$ -	$ (401)	$ 222	$ -	$ 4	$ (20)	$ -
UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD (5)		-	-	-	-	-	-	-	-	-	-
UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD (4)		-	-	-	-	-	-	-	-	-	-
ADJUSTED ENDING CASH - PER BOOKS		$ -	$ 5,520	$ -	$ -	$ (401)	$ 222	$ -	$ 4	$ (20)	$ -

MOR-8

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 12/01/2014 - 12/31/2014

(Amounts in '000s)
BANK NAME		Amegy	Amegy	Citi	Citi		Citi	Citi	Bank of America	Wells Fargo	Wells Fargo
ACCOUNT NUMBER		3354784	51577557	3065 9287	30854015		3066 5361	3876 6415	488 038 409 088	8964670833	8429980983
ACCOUNT TYPE		Operating	Operating	Operating	Operating	Subtotal (1) (2)	Payroll	Payroll	Operating	Operating	Operating
BANK BALANCE		$ 1	$ 500	$ 12,033	$ 3	$ 18,293	$ 683	$ -	$ 4	$ -	$ 580
DEPOSITS IN TRANSIT						17,350				-
OUTSTANDING CHECKS						34	1			-	299
OTHER						17,747		28		-	(1)
ADJUSTED BANK BALANCE		$ 1	$ 500	$ 12,033	$ 3	17,862	$ 682	$ (28)	$ 4	$ -	$ 282
BEGINNING CASH - PER BOOKS		$ 1	$ 500	$ 9,202	$ 3	$ 18,256	$ 663	$ (147)	$ 4	$ -	$ 243
RECEIPTS* (4)		-	-	-	-	15,398	-	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS (4)		-	-	-	-	-	-	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS (5)		-	-	-	-	(951)	19	173	-	-	952
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)		-	-	(60)	-	(2,180)	-	-	-	-	-
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)		-	-	(610)	-	(610)	-	-	-	-	-
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)		-	-	2,100	-	2,100	-	-	-	-	-
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)		-	-	1,403	-	1,803	-	-	-	-	-
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2	-	-	-	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS* (5)		-	-	(2)	-	(15,828)	-	(54)	-		(914)
ADJUSTMENTS RELATED TO OTHER PERIODS					-	(124)	-	-	-	-	-
ENDING CASH - PER BOOKS		$ 1	$ 500	$ 12,033	$ 3	$ 17,862	$ 682	$ (28)	$ 4	$ -	$ 282
UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD (5)		-	-	-	-	-	-	-	-	-	-
UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD (4)		-	-	-	-	-	-	-	-	-	-
ADJUSTED ENDING CASH - PER BOOKS		$ 1	$ 500	$ 12,033	$ 3	$ 17,862	$ 682	$ (28)	$ 4	$ -	$ 282

MOR-8

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

CASH ACCOUNT RECONCILIATION
PERIOD 12/01/2014 - 12/31/2014

(Amounts in '000s)
BANK NAME		Wells Fargo	Amegy	Amegy	Amegy	Amegy
ACCOUNT NUMBER		9043440404	51577514	51897373	3687805	3690415
ACCOUNT TYPE		Operating	Payroll	Payroll	Payroll	Operating	Subtotal (3)	TOTAL
BANK BALANCE		$ -	$ -	$ -	$ -	$ 1	$ 1,268	$ 19,561
DEPOSITS IN TRANSIT							-	17,350
OUTSTANDING CHECKS							300	334
OTHER							27	17,774
ADJUSTED BANK BALANCE		$ -	$ -	$ -	$ -	1	941	18,803
BEGINNING CASH - PER BOOKS		$ -	$ -	$ -	$ -	$ 1	$ 764	19,020
RECEIPTS* (4)		-	-	-	-	-	-	15,398
TRANSFERS BETWEEN ACCOUNTS (4)		-	-	-	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS (5)		-	-	-	-	-	1,144	193
TRANSFERS TO FOREIGN DEBTOR ENTITIES (5)		-	-	-	-	-	-	(2,180)
TRANSFERS TO FOREIGN NON-DEBTOR ENTITIES (5)		-	-	-	-	-	-	(610)
TRANSFERS FROM FOREIGN DEBTOR ENTITIES (4)		-	-	-	-	-	-	2,100
TRANSFERS FROM FOREIGN NON-DEBTOR ENTITIES (4)		-	-	-	-	-	-	1,803
(WITHDRAWAL) OR INDIVIDUAL	CONTRIBUTION BY DEBTOR MFR-2	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS* (5)							(968)	(16,797)
ADJUSTMENTS RELATED TO OTHER PERIODS		-	-	-	-	-	-	(124)
ENDING CASH - PER BOOKS		$ -	$ -	$ -	$ -	$ 1	$ 941	$ 18,803
UNRECORDED DISBURSEMENTS / DISBURSEMENTS RECORDED IN PRIOR PERIOD (5)		-	-	-	-	-	-	-
UNRECORDED RECEIPTS / RECEIPTS RECORDED IN PRIOR PERIOD (4)		-	-	-	-	-	-	-
ADJUSTED ENDING CASH - PER BOOKS		$ -	$ -	$ -	$ -	$ 1	$ 941	$ 18,803

MOR-8

CASE NAME:	AUTOSEIS, INC. ET AL
CASE NUMBER:	14-20130

PAYMENTS TO INSIDERS AND PROFESSIONALS
(Amounts in '000s)

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

				MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME/COMP TYPE				3/25/14 TO 3/31/14	April	May	June	July	August	September	October	November	December

1	Bahorich, Michael S.	Director	Compensation	$ -	$ -	$ -	$ -	$ 10	$ -	$ -	$ 10	$ -	$ -
			Expense Reimbursement	-	-	-	-	-	-	-	-	-	-
2	Branch, Caroline	Officer	Compensation	-	7	10	10	10	10	15	15	15	15
			Expense Reimbursement	-	1	1	0	0	8	1	-	11	7
3	Brasher, James E.	Officer	Compensation	-	25	25	18	25	26	25	25	25	25
			Expense Reimbursement	-	1	-	1	1	-	3	2	-	1
4	Fleure, Thomas J.	Officer	Compensation	-	13	20	20	20	20	20	20	20	20
			Expense Reimbursement	-	-	3	-	5	-	4	2	2	3
5	Flynn, Maurice	Officer	Compensation	-	13	28	23	34	28	35	35	35	35
			Expense Reimbursement	-	5	-	3	1	2	2	2	-	3
6	Forrest, Michael C.	Director	Compensation	-	-	-	-	10	-	-	10	-	-
			Expense Reimbursement	-	-	-	-	-	-	-	-	-	-
7	Gore, Sean M.	Officer	Compensation	-	17	25	25	25	25	25	25	26	25
			Expense Reimbursement	-	-	-	-	-	-	-	-	-	-
8	Howell, Jeff M.	Officer	Compensation	-	13	14	14	14	14	14	14	14	14
			Expense Reimbursement	-	1	-	-	-	-	-	-	-	-
9	Kurz, Karl F.	Director	Compensation	-	-	-	-	15	-	-	15	-	-
			Expense Reimbursement	-	-	-	-	-	-	.	-	-	-
10	Lahouse, Thomas M.	Officer	Compensation	-	13	18	18	18	19	18	18	18	18
			Expense Reimbursement	-	1	-	-	-	-	-	1	-	2
11	Matelich, George E.	Director	Compensation	-	-	-	-	-	-	-	-	-	-
			Expense Reimbursement	-	-	-	-	-	-	-	-	-	-
12	Mccoy, Joseph P.	Director	Compensation	-	-	-	-	15	-	-	15	-	-
			Expense Reimbursement	-	-	-	-	-	-	-	-	-	-
13	Muse Jr., Ralph B.	Officer	Compensation	-	13	20	17	-	-	-	-	-	-
			Expense Reimbursement	-	3	1	1	-	-	-	-	-	-
14	Osborne, Stanley De J.	Director	Compensation	-	-	-	-	-	-	-	-	-	-
			Expense Reimbursement	-	-	-	-	-	-	-	-	-	-
15	Peebles, Ross G.	Officer	Compensation	-	16	23	26	25	25	25	25	25	25
			Expense Reimbursement	-	8	2	3	0	7	5	4	3	0
16	Riley Jr., Duncan W.	Officer	Compensation	-	14	21	21	21	21	21	21	21	48
			Expense Reimbursement	-	2	2	3	-	1	1	3	-	-
17	Skerl, Damir S.	Director	Compensation	-	-	-	-	13	-	-	13	-	-
			Expense Reimbursement	-	-	-	-	-	-	-	3	-	-
18	Terrell, Tracy C.	Officer	Compensation	-	16	20	20	20	20	20	20	20	20
			Expense Reimbursement	-	0	0	2	5	2	1	1	2	-
19	Verghese, P. Mathew	Officer	Compensation	-	19	27	27	27	27	29	-	-	-
			Expense Reimbursement	-	5	2	1	0	1	-	-	-	-
20	White, Richard C.	Officer	Compensation	-	26	33	33	33	34	34	34	33	33
			Expense Reimbursement	-	12	7	0	3	7	-	1	2	1
21	Yapuncich, George T.	Officer	Compensation	-	14	21	21	21	21	21	21	21	-
			Expense Reimbursement	-	-	-	-	-	-	-	-	-	-
TOTAL INSIDERS (MOR-1)				$ -	$ 260	$ 322	$ 307	$ 372	$ 317	$ 319	$ 355	$ 293	$ 296

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS	3/25/14 TO 3/31/14	April	May	June	July	August	September	October	November	December

Akin Gump Strass Hauer & Feld LLP	$ -	$ 371	$ 492	$ 444	$ 439	$ 488	$ 490	$ 1,760	$ 484	$ 740
Alvarez & Marsal, LLC	-	-	-	923	871	987	1,653	1,780	644	779
Baker Botts LLP			-	1,153	371	774	506	560	1,301	622
Ernst & Young	-	86	34	-	-	-	-	-	165	-
Greenberg Traurig, LLP	-	-	262	161	-	514	195	288	158	380
Joele Frank, Wilkinson Brimmer Katcher	-	-	15	-	34	-	-	30	-	-
Jordan, Hyden, Womble, Culbreth & Holzer	-	-	47	42	15	30	15	5	7	13
Lazard Middle Market LLC	-	-	-	-	110	129	84	82	140	81
Opportune	-	250	154	163	158	161	155	157	154	96
Prime Clerk	-	21	121	70	51	18	13	47	62	162
Ropes & Gray, LLP	-	-	94	31	-	-	-	2	2	3
Rothschild Inc.	-	-	217	-	271	443	135	130	212	124
U.S. Trustee Payment Center	-	2	13	-	31	-	-	-	0	31
UHY LLP	-	777	-	-	35	5	51	-	57	44
Wilmington Trust [1]	19	55	-	-	-	-	-	-	-	-

TOTAL PROFESSIONALS (MOR-1)	$ 19	$ 1,561	$ 1,449	$ 2,987	$ 2,387	$ 3,549	$ 3,297	$ 4,841	$ 3,387	$ 3,075

[1] Amounts netted against DIP funding

MOR-9

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
CORPUS CHRISTI DIVISION
Exhibit A - CONSOLIDATING DISBURSEMENTS OF JOINTLY ADMINISTERED CASES IN CHAPTER 11

CASE NAME:	AUTOSEIS, INC. ET AL
JOINT ADMINISTRATION CASE NUMBER:	14-20130

DISBURSEMENTS
(Amounts in '000s)

Entity	Case No.	3/25/14 TO 3/31/14	April	May	June	July	August	Sept.	Oct.	Nov	Dec	Filing to Date
AUTOSEIS, INC.	14-20130	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
GLOBAL GEOPHYSICAL SERVICES, INC.	14-20131	5,565	117,086	24,061	22,871	26,241	19,128	19,997	20,631	17,147	19,571	$ 292,298
GLOBAL GEOPHYSICAL EAME, INC.	14-20132	-	-	-	-	-	-	-	-	-	-	$ -
GGS INTERNATIONAL HOLDINGS, INC.	14-20133	-	-	-	-	-	-	-	-	-	-	$ -
ACCRETE MONITORING, INC.	14-20134	-	-	-	-	-	-	-	-	-	-	$ -
AUTOSEIS DEVELOPMENT COMPANY	14-20135	-	-	-	-	-	-	-	-	-	-	$ -

Total Disbursements (same as MOR-1 disbursements)		$ 5,565	$ 117,086	$ 24,061	$ 22,871	$ 26,241	$ 19,128	$ 19,997	$ 20,631	$ 17,147	$ 19,571	$ 292,298

Exhibit A